UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

NeoVolta, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12195 Dearborn Place

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2026, the Board of Directors (the “Board”) of NeoVolta, Inc. (the “Company”) approved and adopted the Company’s Third Amended and Restated Bylaws (the “Amended Bylaws”), effective on such date. The Amended Bylaws amend and restate the Company’s Second Amended and Restated Bylaws (the “Prior Bylaws”). The Amended Bylaws, among other things: (i) set the quorum for stockholder meetings at one-third of the voting power of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, whereas the Prior Bylaws required a majority; (ii) provide that directors are elected by a plurality of the votes cast, and every other question is decided by a majority of the votes cast, meaning the votes cast in favor exceed the votes cast against, whereas the Prior Bylaws provided that questions were decided by holders of a majority of the voting power present in person or represented by proxy; (iii) provide that abstentions and broker non-votes are not counted as votes cast for or against any question or nominee, but are counted as present for purposes of determining a quorum; and (iv) provide that the Board may amend the bylaws by the affirmative vote of a majority of the directors comprising the Board and that the Company’s stockholders may also amend the bylaws by the affirmative vote of a majority of the voting power of the issued and outstanding voting securities, voting together as a single class, in each case, at a meeting called for that purpose, whereas the Prior Bylaws required a 66 2/3% Board vote.

The Amended Bylaws also include certain conforming changes. The description above is a summary and is qualified in its entirety by the full text of the Amended Bylaws. The Amended Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Third Amended and Restated Bylaws of NeoVolta Inc., effective October 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Jing Nealis
Jing Nealis
Chief Financial Officer

Dated: October 30, 2026

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